SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2009
GRAYMARK HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	001-34171	20-0180812
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Park Avenue, Suite 1350
Oklahoma City, Oklahoma 73102	73102
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (405) 601-5300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On August 19, 2009, we at Graymark Healthcare, Inc. caused our subsidiary, SDC Holdings, LLC (“SDC”), to execute a Stock Sale Agreement with AvastraUSA, INC. (“Seller”) and Avastra Sleep Centres Limited providing for the purchase of the outstanding stock of somniTech, Inc. and somniCare, Inc. (the “Somni Stock”) and Avastra Eastern Sleep Centers, Inc. (the “Eastern Stock”). On August 23, 2009, the First Amendment to Stock Sale Agreement was executed, which amended the earlier executed Stock Sale Agreement (collectively, the “Purchase Agreement”). SDC’s obligation to purchase the Somni Stock did not become binding until 5:00 p.m. CDT on August 23, 2009. SDC’s obligation to purchase the Eastern Stock will not become binding until 5:00 p.m. CDT on September 15, 2009. Closing of the purchase of the Eastern Interest [the Eastern Stock] is required on September 30, 2009 or an earlier date upon five business days prior written notice.
On August 24, 2009, SDC completed the purchase of the Somni Stock for $5,900,000 (the “Purchase Price”) which consisted of the payment of
•	$3,325,753 of the obligation and liability of Avastra Sleep Centres Limited to Pamela R Gillis Revocable Trust under the Merger Agreement, dated May 4, 2007, pursuant to which Seller acquired the Somni Stock; and

•	$2,574,247 to Avastra Sleep Centres Limited at the direction of Seller in partial payment of existing debt obligations of Seller to Avastra Sleep Centres Limited from which the obligations of Avastra Sleep Centres Limited under certain convertible notes (Tranche 1 Notes and Tranche 2 Notes issued pursuant to the Subscription Agreement and Note Terms, Security Trust Deed – Noteholder Security Trust, and Deed of Charge dated November 2008) are to be retired.
In addition, the purchase of the Somni Stock by SDC caused the acceleration of certain indebtedness owed by somniTech, Inc. and somniCare, Inc. to First National Bank of Kansas. Consequently, at closing SDC paid an additional $1,128,817 to First National Bank of Kansas in full payment of that indebtedness.
SDC agreed to purchase the Eastern Stock for the following:
•	SDC’s assumption of the earnout obligations and liabilities of Avastra Sleep Centres Limited under the Asset Purchase Agreement dated October 10, 2007 as they become due;

•	the payment of $1,000,000 (in accordance with the directions of Seller) to Avastra Sleep Centres Limited in four equal installments of $250,000 on closing of the purchase of the Eastern Stock and on January 31, May 31 and September 30, 2010; and

•	the delivery to Avastra Sleep Centres Limited (at the direction of Seller) that number of Graymark Healthcare common stock shares having an aggregate value of $1,500,000 based on the average of the closing NASDAQ sale price for the common stock for the 20 trading days prior to the closing on the Eastern Stock.
The common stock to be issued for the Eastern Stock will be subject to a 12-month lockup agreement prohibiting the transfer of the shares for a period of 12 months and for the following 12 months permitting the transfer 25% of the shares in any three month period. Furthermore, for so long as Avastra Sleep Centres Limited owns any of those common stock shares a representative of Seller may serve as an advisory (non-voting) member of our board of directors; provided, however, that Seller’s designated representative must be acceptable to our Chairman of the Board. Seller’s representative while serving as an advisory (non-voting) member of our Board of Directors will be entitled to receive all notices of and written consents in lieu of meetings and may attend all meetings of directors.
SDC has the right at any time prior to 5:00 p.m. CDT on September 15, 2009 to terminate its obligations under the Purchase Agreement respecting the Eastern Stock, in its sole discretion, should SDC not be satisfied with its due diligence investigation of Avastra Eastern Sleep Centers, Inc.
Also, until February 24, 2010 Seller agreed to provide billing and accounting services and associated information technology services for the Somni Entities (somniTech, Inc. and somniCare, Inc.) in substantially the same manner that was providing those services prior to August 24, 2009. The cost of those services is $8,666.67 per month for the first three months ending November 24, 2009 and $26,000 per month (or partial month) for each month thereafter. In addition, until February 24, 2010, the Somni Entities are to provide employee payroll and benefits administration services for Seller in substantially the same manner that those services were provided prior to August 24, 2009 at the actual and reasonable costs incurred by the Somni Entities to provide those services.
The Purchase Price of the Somni Entities was based on certain assumptions (collectively, the “Assumptions”). If any of the Assumptions are proven to be inaccurate, SDC will have a claim, for the damages actually incurred by SDC solely as follows:
•	against Seller until February 24, 2011 for up to the maximum aggregate liability of $3,000,000; and

•	against Avastra Sleep Centres Limited (i) until August 24, 2010, but limited to the Graymark Healthcare common stock delivered to Avastra Sleep Centres Limited Parent in connection with the closing of the acquisition of the Eastern Stock and after August 24, 2010 until February 24, 2011, limited to those Graymark Healthcare common stock shares that are no longer subject to any prohibition on transfer by Avastra Sleep Centres Limited.
The Assumptions are the following:
•	Authorization. The execution and the consummation of the transactions contemplated by the Purchase Agreement were duly authorized by Seller and Avastra Sleep Centres Limited and do not violate any applicable law.

•	Authority. Each of the Somni Entities has all necessary power and authority to own, operate or lease the assets now owned, operated or leased by it and to carry on the its business as it has been and is currently conducted.

•	Subsidiaries. There are no corporations, partnerships, joint ventures, associations or other entities in which either of the Somni Entities owns, of record or beneficially, any equity interests.

•	Capital Stock. Seller owns all of the issued and outstanding capital stock of each of Somni Entities free and clear of all liens and encumbrances (other than those that will be satisfied at the closing of the acquisition of the Somni Stock, exclusive of any restrictions under applicable federal or state securities laws or under the applicable entity’s certificate of incorporation or bylaws).

•	Minute Books. The minute book of each of the Somni Entities contains accurate records of all meetings and accurately reflects all other actions taken by the holders of capital stock of the Somni Entity and the board of directors of such Somni Entity. Complete and accurate copies of all minute books have been delivered by Seller to SDC for review.

•	Financial Information; Books and Records. Seller (i) has delivered to SDC true and complete copies of the unaudited consolidated balance sheet of Seller for each of the two fiscal years ended June 30, 2008 and 2009, and the related unaudited statements of income of Seller, accompanied by the reports thereon of Seller’s accountants (collectively referred to herein as the “Financial Statements”), and (ii) has delivered to Buyer true and complete copies of the unaudited balance sheet of each of the Somni Entities for the fiscal years ended June 30, 2009 (the “2009 Balance Sheets”) and 2008 and the related statements of income for the period then ending (such unaudited balance sheets and statements of income, collectively the “Somni Financial Statements”). The Financial Statements and the Somni Financial Statements (i) were prepared in accordance with the books of account and other financial records of Seller and each of the Somni Entities, (ii) are complete and accurate in all material respects, (iii) present fairly the financial condition and results of operations of Seller and each of the Somni Entities as of the dates thereof or for the periods covered thereby, (iv) were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) on a basis consistent with the past practices of Seller and each of the Somni Entities (with the exception that the Somni Financial Statements lack certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP) and (v) include all adjustments (consisting only of normal recurring accruals) that are necessary to present fairly in all material respects the financial condition of Seller and each of the Somni Entities and the results of the operations of Seller and each of the Somni Entities as of the dates thereof or for the periods covered thereby.

•	Absence of Undisclosed Liabilities. Neither of the Somni Entities has incurred any liabilities, other than liabilities (i) as are reflected or reserved against in the Somni Financial Statements (or the notes thereto), (ii) incurred in the ordinary course of business consistent with past practices since July 1, 2009, or (iii) that would not be required to be disclosed in financial statements if audited statements were prepared in accordance with U.S. GAAP.

•	Cash Balances. The cash available in the bank accounts of the Somni Entities as of the closing of the acquisition of the Somni Stock will be substantially the same as reflected in the 2009 Balance Sheets subject to changes for deposits and payments in the ordinary course of business.

•	Asset Information. All fixed assets and computer software balances on the 2009 Balance Sheets represent: (i) identifiable assets of the Somni Entities and (ii) the right to all items included in the “Deposits” line item on the 2009 Balance Sheets will be retained by the applicable Subsidiary following the closing of the acquisition of the Somni Stock.

•	Accounting Policies. Since July 1, 2007, there have been no changes in accounting policy, method or estimates that impacted the recorded revenue of the Somni Entities in fiscal year 2008 or 2009.

•	Accounts Receivable. Accounts receivable reflected in the Somni Financial Statements and those arising after June 30, 2009
•	represent actual good and collectable claims for services provided and were billed in compliance with all applicable laws;

•	were billed in material compliance with all third party requirements;

•	are collectable at a rate of at least 75% of their net value thereof; and

•	at closing of the acquisition of the Somni Stock, the net value of all the accounts receivable of the Somni Entities will be substantially the same as the amounts reflected in the Somni Financial Statements, subject to changes in the ordinary course of business.
•	Inventory. Inventory reflected in the Somni Financial Statements represents tangible identifiable inventory in good condition, on hand and available for sale. The net value of the Inventory of the Somni Entities will be substantially the same on the closing of the acquisition of the Somni Stock as it was on June 30, 2009 allowing for purchases and sales in the ordinary course of business.

•	Compliance with Laws. Each of the Somni Entities has conducted its business in material compliance with all applicable laws.

•	Taxes. Each of the Somni Entities and Seller has filed all tax returns that it was required to file under applicable laws and will file all income tax returns and pay all income taxes related to the fiscal year ending June 30, 2009 and for the period of July 1 through August 24, 2009. All tax returns were or upon filing will be, correct and complete in all material respects and have been or will be prepared in compliance with all applicable laws. None of the Somni Entities has ever nor will be prior to August 24, 2009 a party to any tax allocation or sharing agreement.

•	Title and Sufficiency of Assets. Each of the Somni Entities has good and marketable title to, or, in the case of leased or subleased assets, valid and subsisting leasehold interests in, all its assets, free and clear of all liens and encumbrances, except Permitted Liens. Each of the Somni Entities owns or otherwise has the right to use all the properties, assets and rights used in the conduct of its business as presently conducted. “Permitted Liens” means
•	liens and encumbrances for taxes or governmental assessments, charges or claims the payment of which is not yet due;

•	liens and encumbrances of carriers, warehousemen, mechanics, materialmen and other similar persons and other liens and encumbrances imposed by applicable law incurred in the ordinary course of business for sums not yet delinquent;

•	liens and encumbrances relating to deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of trade contracts or other similar agreements;

•	liens and encumbrances in favor of First National Bank of Kansas;

•	imperfections of title, if any, none of which are substantial in amount, materially detract from the value or impair the use of the property subject thereto, or impair the operations of any Somni Entity; or

•	any liens or encumbrances reflected in the UCC searches obtained by or for the benefit of Buyer in connection with its due diligence (other than liens disclosed on such searches as held by Commerce Bank and identified as Original filing number (12/26/2002): 5428271; Termination filing number (6/23/2004): 92690677; and Continuation filing number (9/5/2007): 95705001).
•	Litigation. There are no lawsuits, arbitrations or similar proceedings pending by or against the Somni Entities nor has Seller or the Somni Entities sent or received written correspondence threatening such lawsuits, arbitrations or similar proceedings.

•	Contracts. Seller has provided SDC with true, accurate and complete copies (either in hard copy or electronic copy form) of each material contract or agreement (including all real estate leases) to which either Somni Entity is a party. Neither of the Somni Entities is in breach of, or default under, any of those contracts or agreements.

•	Acquisition Documentation. Seller has provided Buyer with true, accurate and correct copies of all correspondence and documentation related to the transactions pursuant to which either of the Somni Entities acquired its business and/or Seller obtained ownership of the Somni Stock.

•	Ordinary Course. Since July 1, 2009 through August 24, 2009, the Somni Entities have operated only in the ordinary course of business consistent with past practice.

•	Effect of Transaction. In connection with the sale and acquisition of the Somni Stock, neither of the Somni Entities will suffer a material adverse effect resulting from a change in control provision under any contract or agreement to which it is a party; provided, however, that no effect of a change in control provision under the following contracts and agreements shall constitute a material adverse effect or otherwise give rise to a claim by Buyer under any other provision of the Purchase Agreement:
•	the lease contract with Rupp Family Enterprises, L.P. dated April 5, 2000, as amended from time to time, for the leased premises located at 817 Anderson Way, Lee’s Summit, Missouri;

•	the lease contract with Boardwalk Shopping Center, L.L.L.P. dated September 15, 2001, as amended from time to time, for the leased premises located at 8548 Ambassador Drive, Kansas City, Missouri;

•	all documents, instruments, agreements and other contracts as of August 23, 2009 related to the following:
•	the debt owed to First National Bank of Kansas in the approximate principal amount of $1,128,817.45;

•	the debt owed to GMAC in the approximate principal amount of $7,071;

•	the debt owed to Citizens Automobile Finance, Inc. in the approximate principal amount of $10,320;

•	the debt owed to Advantage Financial Services, L.L.C. in the approximate principal amount of $11,319; and

•	the debt owed to Embla Systems, Inc. in the approximate principal amount of $278,490.85.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On August 24, 2009, our subsidiary, SDC Holdings, LLC, completed the purchase of the issued and outstanding stock of somniTech, Inc. and somniCare, Inc. (see Item 1.01 Entry into a Material Definitive Agreement, above).

Item 7.01 Regulation FD Disclosure.
On August 25, 2009, we issued a press release announcing the completion of the acquisition of somniTech, Inc. and somniCare, Inc. by SDC Holdings, LLC, one of our wholly-owned subsidiaries.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

In the event we are required to file financial statements related to our acquisition of somniTech, Inc. and somniCare, Inc. in accordance with Rule 8-04(b) of Regulation S-X, those financial statements will be filed pursuant to amendment of this Report on or before November 7, 2009.

(b)	Pro Forma Financial Information.

In the event we are required to file pro forma financial statements related to our acquisition of somniTech, Inc. and somniCare, Inc. in accordance with Rule 8-05 of Regulation S-X, those pro forma financial statements will be filed pursuant to amendment of this Report on or before November 7, 2009.

(d)	Exhibits.
10.1	Stock Sale Agreement dated August 19, 2009 among SDC Holdings, LLC, AvastraUSA, Inc. and Avastra Sleep Centers Limited.

10.2	First Amendment to Stock Sale Agreement dated August 23, 2009 among SDC Holdings, LLC, AvastraUSA, Inc. and Avastra Sleep Centers Limited.

99.1	Press Release issued August 25, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYMARK HEALTHCARE, INC. (Registrant)
By:	/S/ STANTON NELSON
Stanton Nelson, Chief Executive Officer
Date: August 26 2009